Connect to Health™ Allscripts Investor Presentation – July 2009 Exhibit 99.2

Forward Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements.
Among the important factors that could cause actual results to differ materially from those indicated by such forward-
looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S.
Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC (“MHS”);  the integration of MHS with the
Company and the possible disruption of current plans and operations as a result thereof; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange
Commission at www.sec.gov. The Company undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

The Story…
There is Now a Clear Market Leader…
150,000 Physicians
700 Hospitals
Top-Rated in All Product Categories
1
… that is Strong and Stable
Revenue ~ $700mm
Electronic Health Records ~ $200mm
Revenue Cycle Management (Practice Management +
Claims Processing) ~ $400mm
Health System Solutions ~ $100mm
Recurring Revenue ~ $400mm
… in a Growing Market
Market Size ~ $10b
Growth ~ 15-20% in EHR markets
1 2008 Year-End KLAS Report

U.S HEALTHCARE – REPORT CARD

Uncontrollable Spend	$2.2 Trillion (~ 1/5 of GDP)
Significant Waste	$700 Billion (~ 1/3 of Total Spend)
Unacceptable Quality	98,000 Deaths and 1.5 Million Injuries from Medical Errors, 7,000 Deaths from Medication Errors

Allscripts

4 The Time is Now…

5 Practice Automation is Critical to the Fix… › Increases the Quality of Care › Takes Costs Out › Increases Reimbursement › Improves Patient Safety › Increases Patient Satisfaction

MEET THE PRESS

CONGRESS OF THE UNITED STATES
CONGRESSIONAL BUDGET OFFICE

CBO

Allscripts™

The Path is Clear…
“We're investing in electronic medical records
and other technologies that can drive down
healthcare costs.”
- President Barack Obama
“Cost savings from a mandatory requirement
that Medicare providers adopt and use HIT as
a condition of participating in the Medicare
program…savings total $34 billion over 10
years from physicians and hospitals
1
.”
- CBO
1 Congressional Budget Office – 12/08 – Budget Options Vol. I – Health Care

$46+ Billion New Reasons To Adopt NOW
$46 billion
+ $2 billion
= $48 billion
Physician Incentives
Incentive Bonuses from Medicare/Medicaid
HHS Discretionary Funds
Potential Areas Include: Standards Development,
Grants (AHRQ, HRSA, CMS), HIE Infrastructure,
Loans to the States for EHR, Regional HIT
Resource Centers, Telemedicine, Efficacy Studies
HHS = Health and Human Services
AHRQ = Agency for Healthcare Research and Quality
HRSA = Health Resources and Services Administration
CMS = Centers for Medicare and Medicaid Services

8 8
The Time is Now
›
Funding is Front Loaded
$30,000 (close to 70% of the funding) comes in the first two years
›
You Need to Demonstrate Meaningful Utilization
Purchase and Implementation are not enough - you must use it
›
Funding is Time Stamped
Incentives start in 2011, decrease over time and penalties begin in 2015

EHR
Stimulus
Funding
$44,000
(or $64,000)
over 5 yrs.
+
PQRI
Incentive
$3,000 - $5,000/yr.
estimate
The incentive per physician . . .
+
ePrescribe
Incentive
$3,000-5,000/yr.
estimate
PQRI = Physician Quality Reporting Initiative
Wealth of Federal Incentives Available

10
Addressable Market
TRUE NORTH  Impact on EHR Adoption
Practice Size Total # of Practices
EHR Penetration
(FY08/09)
1-3 Physicians 163,000 ~10%
4-9 Physician 27,000 ~20%
10-25 Physicians 8,000 ~25%
26+ Physicians 2,000 ~40%
Total 200,000 ~12%
Source: SK&A = SK&A Information Services which sells databases for sales and marketing success in healthcare industry

FY08/09
FY09/10
FY/10/11
FY11/12
FY12/13
FY13/14
FY14/15
FY15/16
FY16/17
FY17/18
FY18/19
FY19/20

Allscripts

True North:
Current Market Landscape / Projections
•
70% of funding will be gone by 2013
•
The key is driving market penetration (not just share) in the next 2-3 years
•
EHR adoption w/ Stimulus is estimated by CBO to be 90% by 2019 (compared to 65% without Stimulus)
0
10
20
30
40
50
60
70
80
90
100
Steeper
curve in
large segment
70% of funding gone by 2013,
so the rush is on
%
90% overall
Physician adoption
by 2019, per CBO
1-3 Providers
4-9 Providers
10-25 Providers
26+ Providers

›
< 20% Physician
Penetration
›
< 10% in Smaller
Groups
The Opportunity is Significant
The Electronic
Health Record
Revenue Cycle
Management
›
~10% to 20% of PM
Systems Replaced/Yr.
›
Allscripts 3   Largest
Claims Processing
Clearinghouse
+
Significant
Upside
›
Lower IT
Penetration than
Any Sector of
Economy
=
All Results in a $10+ Billion Market Opportunity
rd

13 › 150,000 MDs and 700+ Hospitals Across the U.S. › 90,000 MDs without an EHR › ~ $1B Cross-Sell Opportunity A Great Place to Start … Our Client Base

Why Allscripts Wins
› Significant Footprint: 150,000 MDs, 700 Hospitals,
6,000 Post Acute Facilities, 600 Homecare Agencies
› All Sizes and Settings: Ambulatory and Acute,
Primary Care and Specialty, Small to Large
› Diversified Portfolio: Clinical and Business Solutions
› All World-Class: Top Rated Consistently
› Significant Breakthroughs: Innovation Comes Standard
› Real Utilization: Not Just Implementation
› Strong ROI: The Solution That Pays You Back
› Delivering the Next Step: Connect to Health
TM

Connected Physician
Connected EHR
Connected Community

Includes:
• ePrescribe
• Connect
• Payerpath
• Document Management
For physicians not yet
ready for an EHR
Includes Connected Physician, plus:
Enterprise and/or Professional EHR/ PM with connections
to commercial labs and imaging centers
For physicians ready
to become “Operable”
Includes Connected EHR, plus:
Connections to other physicians, hospital ED Systems, CM systems, HIS systems, Clinical trial systems, CMS reporting, State reporting programs and RHIO’s
For Physicians Ready to “Connect to Health”
A Comprehensive Portfolio

16 16
The Time is Now
›
Funding is Front Loaded
$30,000 (close to 70% of the funding) comes in the first two years
›
You Need to Demonstrate Meaningful Utilization
Purchase and Implementation are not enough - you must use it
›
Funding is Time Stamped
Incentives start in 2011, decrease over time and penalties begin in 2015

17 A Simple Approach Get it Certified Get it Connected Get it Cool Get it Sold Get it Used

Allscripts

InnovationTube 2009

Allscripts Remote

Prenatal

That's Why We Need to Connect

Glucophone

Kiosk

Allscripts™

18 18 New Innovations Overview

19 The Allscripts Equation Market Growth/Expansion Opportunity + Market Leadership + Innovation + Financial Stability = Strongest Player in an Expanding Market

20 Financial Overview

2009 Operating Margin Growth
Fiscal 2008
(1)
Fiscal 2009
Bookings
$317.6 $334.7
SaaS %
8% 30%
Revenue
(2)
$669.3 $680.6
Less Prepackaged Medications (41.9) (29.7)
Clinical Software Revenue
$627.4 $650.9
Non GAAP Net Income
(3)
$61.5 $78.1
Less Prepackaged Medications (2.1) (1.4)
Adjusted Non GAAP Net Income
$59.3 $76.7
Non GAAP Net Income per Share
$0.40 $0.52
Proforma Share Count
(4)
148.2 148.2
(1) Fiscal 2008 reflects Misys Healthcare (under US GAAP) for the year ended May 31, 2008 and the trailing 12 months for Allscripts for the period ending June 30, 2008.
(2) Revenue is stated on a pro forma basis after adding back $7.8m (2008 - nil) of the effect of the non-cash purchase accounting revaluation of legacy Allscripts deferred revenue balance at the point of merger.
(3) Non GAAP Net Income is a non-GAAP financial measure. See reconciliation on page 21 to GAAP measure.
(4)
Q4 FY 09 Share count used in both periods for comparability purposes.

2010 Outlook
Fiscal 2009 Fiscal 2010
Bookings
$334.7 N/A
SaaS %
30%
Revenue
$650.9 $680.0 to $700.0
Non GAAP Net Income
$76.7 $88.0 to $92.0
Non GAAP Net Income per Share
$0.52 $0.59 to $0.61
Proforma Share Count
(1)
148.2 150.0
(1)
Q4 FY 2009 share count has been used for the Fiscal 2009 denominator to aid comparability.

US GAAP Net Income to Non GAAP Net Income
Reconciliation
Fiscal 2009 Fiscal 2010 (Estimated)
Earnings Before Taxes
$44.4 $101.2 to $107.9
Taxes (Assumed 41% in 09 and 40% in 10)
(18.4) (40.5 to 43.1)
Net Income
$26.0 $60.7 to $64.7
Adjustments
(Tax adjusted 41% in 09 and 39% in 10)
Allscripts Pre Merger Period $6.7 -
Deferred Revenue Adjustment 4.6 2.9
Prepackaged Medications (1.4) -
Stock-Based Compensation 4.8 10.9
Acquisition-related Amortization Expense 12.1 13.5
Transaction-related Expense 23.7 -
Non GAAP Net Income
$76.7 $88.0 to $92.0

Illustrative Revenue Sensitivity Analysis
Four Year Cumulative Penetration Rates
110,000 MDs
20% Assumed EHR Penetration
88,000 Addressable EHR Market
20% 30% 40% 50% 60%
License/Service Fees $165m $248m $330m $410m $495m
Annual Maintenance $20m $30m $40m $50m $60m

Significant and Realizable Synergy Opportunity
Cost synergies of $20m+, pre-tax,
expected in first year following
transaction close
Up to $25m to $30m, pre-tax, in annual
cost savings within the next few years
Main drivers of cost synergies include:
R&D, Marketing, Sales, Administrative
Functions
Revenue synergies from cross-selling
into respective client bases is expected
to be ~$7m+ in FY 2009
Increased operating leverage expected
to result in mid teens EPS growth
Projected Cost Synergies
$20m+
$25 - $30m
First Year
Run Rate

The Time is NOW
The Choice is Allscripts

Allscripts

26 Summary a complete portfolio of solutions… for practices in all sizes/areas… a footprint of 1 of 3 MDs in the U.S. Products Target Client Base